Wachovia
Investor Conference

Integrating Technology Into Business

Jean Davis, SEVP

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Technology is a key driver of performance

Maximizing customer impact

Enabling Internet delivery

Driving down cost

Shaping the organization









WACHOVIA

Technology can deepen relationships... Information Based Relationship Management is an example


Customer Information
Account Summary
Date
Follow Up/Delivery Date
Banker Name
Results
CUSTOMER NOT INTERESTED

- Began in 1996 in Retail; now extends to Small Business and Asset & Wealth Management
- Delivers daily leads on product suggestions, transactions, life events and relationship reviews
- Monitors and tracks contacts and sales

WACHOVIA

Technology can improve retention… an example is check imaging

- Images every item at prime pass
- Increases customer convenience
- Reduces labor costs
- Reduces operating costs


John Q. Customer
123 Sample Street
Anytown, US 00000
5659
8/19/00
ABC Power Company
$ 105.42
One hundred five and 42/100
WACHOVIA
July Power Bil
0000000000: 0000 000000

WACHOVIA

Investments today satisfy customers' future needs



Multi-device wireless applications for commercial customers

- Balance & transaction reporting
- Payment approvals
- Funding notification

Technology is a key driver of performance

Maximizing customer impact

Enabling Internet delivery

Driving down cost

Shaping the organization









WACHOVIA

Wachovia has captured more than its "fair share" of Internet customers due to strategic investment in technology

- Wachovia ranks 13th in asset size,
- 7th in online market share, and
- 3rd in online penetration of its customer base



WACHOVIA
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1/15/2001
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WACHOVIA

Customer usage of online services continues to grow rapidly

Between 1999 and 2000

• Online Banking customers	+ 122 %	Banking
• Bill payments	+ 50 %	
• Online Investing customers	+ 59 %	Investing
• Total trades	+ 82 %	

Total online customers March 2001 **575,000**

WACHOVIA

Wachovia offers a full range of products and services to meet the needs of the online customer

Products and Services Offered Online

- Banking
- Investing
- Bill payments
- Complete credit services
- Cash management
- Foreign exchange
- Trust services
- Merchant services
- Market data
- News and information

WACHOVIA

Third parties recognize exceptional Internet services

- Forrester Power Ranking – top five bank sites in U.S.
- Forrester Power Ranking – second in usability ranking
- Arthur Andersen – recognized for best practices in site navigation and usability
- ON24 – selected Wachovia as a company that has successfully crossed into the Internet arena

WACHOVIA

Technology is a key driver of performance

Maximizing customer impact

Enabling Internet delivery

Driving down cost

Shaping the organization









WACHOVIA

Consolidation of operations yields considerable savings



Charlottesville, VA
Winston-Salem, NC
Charlotte, NC
Columbia, SC
Atlanta, GA
Orlando, FL
Dallas, TX
Republic Security Bank

WACHOVIA

Efficiency in Banking Operations continues to increase



260
255
250
245
240
235
230
225
220
$ millions
4,200
4,000
3,800
3,600
3,400
3,200
3,000
# of employees
1998
1999
2000
2001e
Direct Expenses
Headcount

WACHOVIA

Holding expenses flat and better utilizing human capital is key for Information Technology


500
400
300
200
100
0
$ millions
1,300
1,250
1,200
1,150
1,100
1,050
1,000
# of employees
1998
1999
2000
2001 e
Direct Expenses
Headcount

Strategic investment in eBusiness Division enables successful partnerships with the lines of business



30
25
20
15
10
5
0
$ millions
60
50
40
30
20
10
0
# of employees
1998
1999
2000
2001e
Direct Expenses
Headcount

WACHOVIA

IT spend as a percent of total company expense remains flat



30%
20%
10%
0%
Y2K
17%
19%
17%
17%
1998
1999
2000
2001e

WACHOVIA

Wachovia distinguishes itself in overall operational quality

- Phoenix-Hecht Cash Management Monitor
- Index of Operational Quality
- Telcordia Technologies
- PriceWaterhouse Coopers Technology Security
- Gartner Group
- Our Clients

WACHOVIA

Technology is a key driver of performance

Maximizing customer impact

Enabling Internet delivery

Driving down cost

Shaping the organization



ABC Power Company







WACHOVIA

What Do We Think About?



WACHOVIA

The speed of evolution is exponential from one decade to the next



2000-2009
1990-1999
1980-1989
• Maximizing customer impact
• Enabling Internet delivery
• Driving down cost
• Shaping the organization

WACHOVIA